UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2026 (August 2, 2026)
Atkore Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37793	90-0631463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16100 South Lathrop Avenue, Harvey, Illinois 60426
(Address of principal executive offices) (Zip Code)

(708) 339-1610
(Registrant's telephone number, including area code)

N/A
(Former name )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	ATKR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On August 2, 2026, Atkore Inc., a Delaware corporation (“Atkore” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Prysmian S.p.A., a company organized under the laws of the Republic of Italy (“Buyer”), Trinity Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Buyer (“Merger Sub”), and, solely as provided in certain sections of the Merger Agreement, Prysmian Cables and Systems USA, LLC, a Delaware limited liability company (“Guarantor”), providing for the acquisition by Buyer of all of the outstanding shares of common stock, par value $0.01 per share, of the Company (the “Company Stock”), by means of a merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Buyer (the “Surviving Corporation”).

Transaction Structure

In the Merger, each share of Company Stock outstanding as of the effective time of the Merger (the “Effective Time”) (subject to certain customary exceptions specified in the Merger Agreement) will be converted into the right to receive $95.00 in cash, without interest (the “Merger Consideration”).

Treatment of Equity Awards

Each option to purchase shares of Company Stock (a “Company Option”) that is outstanding immediately prior to the Effective Time, whether or not vested, will be canceled and converted into the right to receive a cash payment from the Surviving Corporation equal to (A) the excess, if any, of the Merger Consideration over the exercise price per share of such Company Option multiplied by (B) the total number of shares of Company Stock underlying such Company Option. Any Company Option with an exercise price per share that is equal to or greater than the Merger Consideration will be canceled for no consideration.

Each award of restricted stock units corresponding to shares of Company Stock (a “Company RSU”) that is outstanding immediately prior to the Effective Time, whether or not vested, will be canceled and converted into the right to receive a cash payment from the Surviving Corporation equal to the product of (A) the Merger Consideration and (B) the total number of shares of Company Stock underlying such Company RSU.

Each award of performance restricted stock units corresponding to shares of Company Stock (a “Company PSU”) that is outstanding immediately prior to the Effective Time, whether or not vested, will be canceled and converted into the right to receive a cash payment from the Surviving Corporation equal to the product of (A) the Merger Consideration and (B) the total number of shares of Company Stock underlying such Company PSU. The number of shares of Company Stock underlying a Company PSU will be determined in accordance with the applicable terms of such Company PSU.

Each award of deferred stock units corresponding to shares of Company Stock (a “Company DSU”) that is outstanding immediately prior to the Effective Time, whether or not vested, will be canceled and converted into the right to receive a cash payment from the Surviving Corporation equal to the product of (A) the Merger Consideration and (B) the total number of shares of Company Stock underlying such Company DSU.

Conditions to the Merger

The Company’s board of directors has unanimously approved the Merger Agreement, including the Merger and the other transactions contemplated thereby, and has resolved to recommend that the Company’s stockholders approve the Merger and adopt the Merger Agreement. The consummation of the Merger is subject to the satisfaction or waiver of certain customary conditions, including, among others: (i) the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of the outstanding Company Stock entitled to vote on such matter (the “Company Stockholder Approval”) at a meeting of the Company’s stockholders duly called and held for such purpose (the “Company Stockholder Meeting”), (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the expiration of any applicable waiting period of, or receipt of clearance or approval of, certain other governmental entities, including in Austria, Australia and Canada, and (iii) the absence of any law or order, issued by a governmental entity that is in effect and prevents, prohibits or makes illegal the consummation of the Merger.

The Company’s and Buyer’s respective obligations to consummate the Merger are also subject to certain additional customary conditions, including, among others, (i) the accuracy of the representations and warranties of the other party (subject to customary accuracy standards), (ii) performance by the other party of its covenants in all material respects and (iii) with respect to Buyer’s obligation to consummate the Merger, the absence of any material adverse effect since the date of the Merger Agreement.

The Merger does not require the approval of Buyer’s stockholders and is not subject to any financing contingency.

Non-Solicit

The Company has agreed, among other things, (i) not to solicit, initiate, induce, propose, or knowingly encourage or knowingly facilitate alternative acquisition proposals from third parties and (ii) subject to certain exceptions, not to (x) engage, participate or continue in any discussions or negotiations with any third parties, or disclose any nonpublic information, regarding alternative acquisition proposals, (y) approve or recommend, or publicly propose to approve or recommend, alternative acquisition proposals or execute or enter into any letter of intent, agreement in principle, merger agreement, acquisition agreement or similar agreement relating to an alternative acquisition proposal or (z) take any action to exempt any third party or transaction from anti-takeover restrictions.

Before the Company’s stockholders approve the Merger: (i) if the Company receives a bona fide written alternative acquisition proposal that did not result from a material breach of the non-solicit provisions and the Company’s board of directors determines, after consultation with the Company’s outside financial advisors and outside legal counsel, that such proposal constitutes or would reasonably be expected to constitute a superior competing proposal and the board determines that the failure to take the following actions would reasonably be expected to be inconsistent with the board’s fiduciary duties under applicable law, then the Company may furnish nonpublic information to, and engage in discussions or negotiations with, the person making such proposal; (ii) the Company may, subject to compliance with certain obligations set forth in the Merger Agreement, including the payment of a termination fee to Buyer and customary notice and matching rights in favor of Buyer, terminate the Merger Agreement to enter into a definitive agreement with respect to a superior competing proposal; and (iii) the Company’s board of directors may change its recommendation to the Company’s stockholders regarding adoption of the Merger Agreement in response to either a superior competing proposal or an intervening event unknown to, and not reasonably foreseeable by, the board as of the date of the Merger Agreement, in each case if the board determines in good faith, after consultation with outside legal counsel and financial advisors, that the failure to do so would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law, subject in each case to customary notice and matching rights in favor of Buyer.

Other Terms of the Merger Agreement

The Merger Agreement contains customary representations and warranties. The Merger Agreement also contains customary pre-closing covenants, including the obligation of the Company to use commercially reasonable efforts to conduct its business in all material respects in the ordinary course and, to the extent consistent therewith, to preserve in all material respects its business organization, material assets and properties and maintain its existing material relationships and goodwill, and to refrain from taking certain specified actions without the consent of Buyer. The Company has also agreed not to declare, set aside, authorize or pay any dividend or distribution in respect of the Company Stock, other than regular quarterly dividends in an amount no greater than $0.33 per share per quarter, paid at such times and in a manner consistent with the Company’s historical quarterly dividend practice.

The Company and Buyer have agreed to use their respective reasonable best efforts to take all actions necessary, proper or advisable under applicable law to consummate and make effective the Merger as promptly as practicable after the date of the Merger Agreement, including to obtain the required regulatory approvals for the Merger, and Buyer has agreed to use reasonable best efforts to take all actions necessary to avoid or eliminate regulatory impediments to the Merger so as to enable the closing of the Merger to occur as promptly as practicable, including agreeing to specified divestitures and other remedial actions affecting the Company’s business, subject to negotiated limitations.

The Merger Agreement contains certain termination rights for both the Company and Buyer. Subject to certain limitations, the Merger Agreement may be terminated by either the Company or Buyer (i) by mutual written consent, (ii) if the Company Stockholder Meeting concludes without obtaining the Company Stockholder Approval, (iii) if any law, or governmental entity or court of competent jurisdiction issues, enacts, enforces or enters any order, permanently enjoining, prohibiting or making illegal the consummation of the Merger becomes final, binding and non-appealable or (iv) subject to certain limitations, if the Effective Time has not occurred on or before August 3, 2027 (as extended, the “End Date”), subject to two automatic extensions of three months each if, on such dates, all of the closing conditions, except those related to specified regulatory approvals and related governmental restraints, have been satisfied or waived. In addition, (x) the Merger Agreement may be terminated by Buyer (1) due to certain breaches by the Company of its representations, warranties and covenants contained in the Merger Agreement, subject to certain cure rights, or (2) if prior to receipt of the Company Stockholder Approval, the Company’s board of directors effects a change in its recommendation with respect to the Merger and the Merger Agreement, and (y) the Merger Agreement may be terminated by the Company (1) due to certain breaches by Buyer of its representations, warranties and covenants contained in the Merger Agreement, subject to certain cure rights or (2) if prior to the receipt of the Company Stockholder Approval, the Company determines to enter into a definitive agreement providing for a superior competing proposal, subject to paying a termination fee of $115,920,000 (the "Company Termination Fee").

If (i) prior to receipt of the Company Stockholder Approval, the Merger Agreement is terminated by the Company to enter into a definitive agreement providing for a superior competing proposal, (ii) prior to receipt of the Company Stockholder Approval, the Merger Agreement is terminated by Buyer because the Company’s board of directors effects a change in its recommendation with respect to the Merger and the Merger Agreement or (iii) (1) after the date of the Merger Agreement, an acquisition proposal involving 50% or more of the Company’s consolidated assets, revenues, earnings or voting power (a “Company Qualifying Transaction”) is publicly proposed or disclosed and not publicly withdrawn at least three business days before (x) the Company Stockholder Meeting, in the case of a termination of the Merger Agreement because the Company Stockholder Meeting concludes without obtaining the Company Stockholder Approval, (y) the End Date, in the case of a termination of the Merger Agreement because the Effective Time has not occurred on or before the End Date, or (z) prior to the applicable breach, in the case of a termination of the Merger Agreement by Buyer due to certain breaches by the Company of its representations, warranties and covenants contained in the Merger Agreement, (2) the Merger Agreement is terminated in accordance with such applicable termination provision, and (3) concurrently with or within 12 months after such termination, the Company consummates a Company Qualifying Transaction or enters into a definitive agreement providing for a Company Qualifying Transaction and later consummates such transaction, then the Company will be required to pay Buyer the Company Termination Fee, which will be Buyer's sole and exclusive remedy under the Merger Agreement (other than in respect of fraud or willful breach).

The Merger is not subject to a financing condition. Buyer has represented in the Merger Agreement that it will have sufficient funds available at closing to pay the aggregate Merger Consideration and all related fees and expenses.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other information about the Company or Buyer.

The representations, warranties, covenants and agreements contained in the Merger Agreement were made only for purposes of the Merger Agreement, as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement and the parties expressly identified as third-party beneficiaries thereto (except as expressly provided therein), are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and are subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Except as expressly provided in the Merger Agreement, stockholders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants or agreements therein or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01. Regulation FD Disclosure.

On August 3, 2026, the Company issued a press release announcing the execution of the Merger Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company also made available to employees the materials included as Exhibits 99.2 and 99.3.

Exhibits 99.1 through 99.3 are being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed transaction between Atkore and Buyer (the “proposed transaction”). In connection with the proposed transaction, Atkore intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). The definitive proxy statement, when available, will be sent or given to the stockholders of Atkore. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement (when available) as well as other filings containing information about Atkore, without charge, at the SEC’s website, http://www.sec.gov. Free copies of the proxy statement, once available, and Atkore’s other filings with the SEC may also be obtained from Atkore. Free copies of documents filed with the SEC by Atkore will be made available on Atkore’s investor relations website at https://investors.atkore.com.

Participants in the Solicitation
Atkore and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Atkore is set forth in its definitive proxy statement, which was filed with the SEC on December 12, 2025 under the headings “Proposal 1: Election of Directors” and “Executive Officers and Compensation.” Investors may obtain additional information regarding the interests of such participants by reading the proxy statement and other relevant materials regarding the proposed transaction when they become available.

Forward-Looking Statements
Information set forth in this communication, including financial estimates and statements as to the expected timing, completion and effects of the proposed transaction, constitutes forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These estimates and statements are subject to risks and uncertainties, and actual results might differ materially.

Such estimates and statements include, but are not limited to, statements about the benefits of the proposed transaction, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Some of the forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” or other comparable terms. Such statements are based upon the current beliefs and expectations of the management of Atkore and Buyer and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements are not guarantees of future performance or outcomes and actual performance and outcomes may differ materially from those made in or suggested by the forward-looking statements contained in this communication.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: the completion of the proposed transaction may not occur on the anticipated terms and timing or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction; the risk that Atkore’s stockholders may not approve the proposed transaction; the risk that the necessary regulatory approvals for the proposed transaction may not be obtained or may be obtained subject to conditions that are not anticipated; risks that any of the closing conditions to the proposed transaction may not be satisfied in a timely manner; risks related to litigation brought in connection with the proposed transaction; risks related to disruption of management time from ongoing business operations due to the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on Atkore’s ability to retain customers, attract and retain key personnel or employees and maintain relationships with suppliers, agents, distributors, vendors and other business partners, and on Atkore’s operating results and business generally; negative effects of the announcement or the consummation of the proposed transaction on the market price of Atkore’s common stock; risks related to declines in, and uncertainty regarding, the general business and economic conditions in the United States and international markets in which Atkore operates, and the potential impact of general business and economic conditions on Atkore, Buyer or the proposed transaction; inherent uncertainties involved in the estimates and assumptions used in the preparation of financial projections; and the response of Atkore’s or Buyer’s management to any of the aforementioned factors.

Discussions of a number of important additional risks and uncertainties are contained in Atkore’s filings with the SEC, including Atkore’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and will be contained in the preliminary proxy statement to be filed by Atkore in connection with the proposed transaction. Neither Atkore nor Buyer is under any obligation, and each expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
2.1
Agreement and Plan of Merger, dated as of August 2, 2026, by and among Atkore Inc., Prysmian S.p.A., Trinity Merger Sub, Inc. and, solely as provided in Section 9.8 and Section 9.15 thereof, Prysmian Cables and Systems USA, LLC.

99.1	Press Release, dated August 3, 2026.
99.2	Atkore Email to Employees, dated August 3, 2026.
99.3	Atkore Employee FAQ, dated August 3, 2026.
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATKORE INC.

By: /s/ Daniel S. Kelly
Daniel S. Kelly
Vice President, General Counsel and Secretary

Date: August 3, 2026